Trade and other payables	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	June 30, 2022	December 31, 2021

Advances received on contracts in progress, between 1 and 5 years	451	503
Derivatives	—	2,987
Total non-current other payables	451	3,490
Trade payables	40,786	26,012
Accrued expenses	61,086	38,020
Accrued payroll	2,074	2,160
Dividends payable	544	555
Accrued interest	7,009	6,570
Deferred income	7,418	7,545
Other payables	1,513	3,050
Total current trade and other payables	120,430	83,912

The non-current derivatives relate to the interest rate swap derivatives used to hedge the risk related to the fluctuation of the Libor rates (see Note 14). The decrease is due to a positive mark-to-market on these IRSs at June 30, 2022.
The increase in trade payables and accrued expenses is mainly due to the increased drydocking activities during the first half year of 2022 and prepayments to the yard. This is strengthened by an increased amount of outstanding bunker invoices as well as outstanding invoices with regards to Protection & Indemnity (P&I) insurances paid via installments at June 30, 2022 compared to December 31, 2021.